UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the registrant    ☒

Filed by a party other than the registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential for use of the commission only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive additional materials
☐ Soliciting material under Rule 14a-12

OPINION RESEARCH CORPORATION

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

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☐    Fee paid previously with preliminary materials:

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(4)	Date Filed:

OPINION RESEARCH CORPORATION

600 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT

SUPPLEMENT

Annual Meeting of Stockholders

October 27, 2005

OPINION RESEARCH CORPORATION

600 College Road East

Princeton, NJ 08540

October 14, 2005

To Our Stockholders:

Following the mailing of our notice of annual meeting and proxy materials beginning on September 15, 2005, we received a stockholder proposal from Cannell Capital, LLC. Our bylaws provide that if the date of the annual meeting is more than 30 days following the anniversary date of the prior year’s meeting, a stockholder may present a proposal at the annual meeting if the proposal is received within 10 days of the date of the notice of annual meeting. Because the date of our 2005 annual meeting is more than 30 days following the anniversary date of our 2004 annual meeting, we must include the stockholder proposal from Cannell Capital, LLC as an item on the agenda for the annual meeting.

We are sending a Proxy Statement Supplement with information regarding this additional proposal (Proposal 3). The Proxy Statement sent to you on September 15, 2005 included two proposals on which we asked you to vote. Please review the information regarding the additional proposal contained in this Proxy Statement Supplement. If you wish to vote with respect to Proposal 3, you should complete the enclosed revised proxy card, which may be used to vote on all three proposals, indicating your vote, and mail it to us. The attached Proxy Statement Supplement and Amended Notice of Meeting should be read in conjunction with the original Proxy Statement and Annual Report, which we previously mailed to you.

The date and place for the Annual Meeting of Stockholders of Opinion Research Corporation, which will be held on October 27, 2005, at 10:00 a.m., local time, at the Company’s headquarters, 600 College Road East, Suite 4100, Princeton, New Jersey 08540, has not changed.

WE HAVE ENCLOSED A REVISED PROXY CARD. The Revised Proxy Card includes the two proposals included on the original proxy card previously sent to you (i.e., Proposals 1 and 2) and the additional proposal described in this Proxy Statement Supplement (Proposal 3). In order to vote on Proposal 3, you must sign and return the enclosed Revised Proxy Card or attend the meeting and vote in person.

If you already completed and returned the original proxy card, completing, signing and mailing the enclosed Revised Proxy Card will replace the original proxy card in its entirety and only your vote as indicated on the Revised Proxy Card will be counted.

Sincerely yours,

/S/ DOUGLAS L. COX
Douglas L. Cox, Executive Vice President and Chief Financial Officer

OPINION RESEARCH CORPORATION

600 College Road East

Princeton, New Jersey 08540

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2005

The Annual Meeting of Stockholders of Opinion Research Corporation will be held on Thursday, October 27, 2005 at 10:00 a.m., local time, at the Company’s headquarters, 600 College Road East, Suite 4100, Princeton, New Jersey 08540, for the following purposes:

1.	To elect three directors to serve until the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005.

3.	To act upon one stockholder proposal if properly presented at the meeting.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement previously provided and in the enclosed Proxy Statement Supplement accompanying this Amended Notice.

The close of business on September 6, 2005 was established as the record date for the meeting. All stockholders of record at that time are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting. If you have not already returned the proxy previously mailed to you or if you would like to vote on the new proposal, Proposal 3, the Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Board of Directors. The return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of our Annual Report to Stockholders for the year ended December 31, 2004 was previously mailed with the original Notice of Meeting.

By order of the Board of Directors,

DOUGLAS L. COX

Secretary

October 14, 2005

OPINION RESEARCH CORPORATION

600 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT SUPPLEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 27, 2005

General Information

The enclosed proxy is solicited by the Board of Directors of Opinion Research Corporation, a Delaware corporation (the “Company,” “we,” “our,” or “us”), for use at the Annual Meeting of Stockholders to be held on Thursday, October 27, 2005, at 10:00 a.m., local time, at the Company’s headquarters, 600 College Road East, Suite 4100, Princeton, New Jersey 08540, and any adjournment or postponement thereof. This Proxy Statement Supplement, the foregoing notice, and the enclosed proxy are first being mailed to stockholders on or about October 14, 2005.

The Board of Directors does not intend to bring any matters before the meeting other than the matters specifically referred to in the foregoing notice, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

This Proxy Statement Supplement is furnished to provide information regarding Proposal 3, an additional matter to be voted on at the Annual Meeting.

This Proxy Statement Supplement does not provide all of the information about the Company that is important to your decisions with respect to matters to be voted on at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting and in the Annual Report to Stockholders previously mailed to our stockholders on September 15, 2005. This Proxy Statement Supplement is intended to be read in conjunction with the Proxy Statement and the Annual Report previously sent to you.

Method of Voting

Stockholders can vote by proxy or by attending the Annual Meeting and voting in person. The Company has enclosed a Revised Proxy Card for your vote on Proposals 1 through 3. All proxy cards must be completed, signed and dated by you or your authorized representative.

In order to vote on Proposal 3, you must sign and return the Revised Proxy Card enclosed with this Proxy Statement Supplement or attend the meeting and vote in person.

If you already completed and returned the original proxy card previously sent to you and also complete and return the enclosed Revised Proxy Card, the signed Revised Proxy Card will replace the original proxy card in its entirety and only your vote as indicated on the Revised Proxy Card will be counted. If you have already completed and returned the original proxy card previously sent to you and you do not complete and return a signed Revised Proxy Card, your vote for Proposals 1 and 2 as indicated on the original proxy card will be voted at the meeting, but will not include a vote on Proposal 3.

A properly signed, dated and returned Revised Proxy Card will revoke and replace any previously returned proxy cards, including the original proxy card sent to stockholders in the original Proxy Statement mailed on September 15, 2005. A Revised Proxy Card that is properly signed, dated and returned will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the proxy. If no instructions are indicated on the Revised Proxy Card, the proxy will be voted “FOR” Proposal 1, the election of the Board’s nominees, “FOR” Proposal 2, the ratification of Grant Thornton LLP as our auditors for the fiscal year ending December 31, 2005, and “AGAINST” Proposal 3, the stockholder proposal.

Revocability of Proxies

Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain a proxy issued in your name from the record holder.

Vote Required

To be approved, Proposal 3 must receive the affirmative vote of the majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to vote. Proposal 3 is not considered a “routine” matter under applicable rules, and, hence, brokerage firms will not be able to vote the shares of customers from whom they have not received voting instructions with regard to Proposal 3. Abstentions and broker non-votes represented by submitted proxies will have the effect of a negative vote.

PROPOSAL THREE

STOCKHOLDER PROPOSAL

Cannell Capital, LLC has submitted the proposal set forth below. Information regarding Cannell Capital, LLC’s address and stockholdings will be made available promptly upon oral or written request to the Company’s Secretary.

Stockholder Proposal

Cannell Capital requests that Opinion Research’s Board of Directors retain a nationally recognized investment banking firm to explore value maximizing alternatives, including a sale of the Company.

Supporting Statement

As of September 21, 2005, ORCI sported an enterprise value to EBITDA multiple of 5.1x, and a 12.8x P/E ratio. These multiples are less than half those achieved by comparable market research companies1. The discount accorded ORCI’s common stock, and consequent loss of value to stockholders, is a direct result of poor strategic and financial decision making, management self-dealing, and weak board oversight.

In July 2005, the Company squandered $20 million to repurchase 1,176,458 common shares, a warrant to purchase 740,500 common shares for $12 per share and 10 shares of Preferred B shares from LLR Equity Partners, L.P., and one of its affiliates (the “LLR Transaction”). On July 29, 2005, the day the LLR Transaction was announced, the Company’s stock closed at $7.70. At this price, the common stock repurchased by the Company was valued at $9.1 million, the warrant was valued at about $2.2 million (assuming that LLR could have found a willing third party buyer) and the Preferred B shares had a value of $100, for a total value of about $11.3 million.

How could the Board of Directors possibly conclude that paying LLR a 77% premium was in the best interests of the Company and its stockholders? Perhaps the motivation was a desperate cling for power, a fear that LLR would convert its common stock into Preferred C shares, gain two additional board seats and forcibly remove the silver spoons from management’s engorged craw.

The pattern of management entrenchment, self-dealing and lax governance is further revealed in the Company’s September 15, 2005 proxy statement. For 2004, CEO John Short was paid $468,524 in base salary and an additional $130,611 in bonus. For 2005, his base compensation increased to $475,000 and he is eligible for a bonus of $350,000. Mr. Short has not repaid a $155,539 loan from the Company. The Company’s Compensation Committee Chair is Professor Stephen A. Greyser, a principal of The Faculty Group, Inc., which received $50,000 in consulting fees from the Company in 2005.

2

Who is looking after stockholders’ interests while corporate assets are wasted on transactions with no economic rationale and on excessive management compensation?

We respectfully remind the Company’s Board of Directors that they have a fiduciary duty to both the Company and stockholders. They’ve served neither. The Board should retain a nationally recognized investment banking firm to review value-maximizing alternatives. The Company’s sale to one or more financial, or strategic, acquirers will generate greater returns than management has been able to muster.

We therefore recommend this proposal to our fellow stockholders.

Footnote 1: Comparable companies include ARB, GFK.GR, HPOL, ICTC, IPS.FP, NRCI and TNN.LN. Data from Bloomberg.

Board of Directors Recommendation

THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THIS PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY OR ITS STOCKHOLDERS, AND THE BOARD STRONGLY RECOMMENDS A VOTE “AGAINST” PROPOSAL THREE.

As a result of the fact that the stockholder proposal was submitted to us so close to the time of the meeting, the rules of the Securities and Exchange Commission (“SEC”) with respect to the submission of stockholder proposals and a company’s response prevent us from providing to you the various reasons why the Company and its Board of Directors believe you should vote against this proposal. Also, pursuant to the rules of the SEC, neither the Company nor its Board of Directors are responsible for this proposal or the facts set forth in the stockholder’s supporting statement.

3

FORM OF PROXY (REVISED)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

OPINION RESEARCH CORPORATION

The undersigned, a holder of Common Stock of OPINION RESEARCH CORPORATION (the “Company”), hereby constitutes and appoints JOHN F. SHORT and DOUGLAS L. COX, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, October 27, 2005 at 10:00 a.m., at 600 College Road East, Princeton, New Jersey, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as follows:

1.	☐ FOR the three nominees for director listed below.
☐ WITHHOLD AUTHORITY to vote for the nominees for director listed below.
☐	FOR the nominees for director listed below, EXCEPT WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WHOSE NAME IS LINED THROUGH.

               Nominees:    John F. Short, Stephen A. Greyser and Brian J. Geiger

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005.
☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To act upon the stockholder proposal regarding the retention of an investment banking firm.
☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To vote on such other business as may properly come before the meeting

Unless otherwise specified, the shares will be voted “FOR” the election of all nominees for director, “FOR” the ratification of Grant Thornton LLP as the Company’s independent public accounting firm, and “AGAINST” the stockholder proposal. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.

(Please date and sign on reverse side)

(Continued from other side)

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF OPINION RESEARCH CORPORATION.

☐	I plan to attend the Annual Meeting

Date: , 2005

Signature of Stockholder

Signature of Stockholder

NOTE: Please sign this proxy exactly as name(s) appear(s) in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.

Please sign, date and return in the enclosed postage-prepaid envelope.